Exhibit 10.19

                   AMENDMENT TO LOAN AGREEMENT


     This AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into to be effective as of December 27, 2000 (the "Amendment Date"), by and among STRATUS PROPERTIES INC., a Delaware corporation ("Stratus"), STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership, CIRCLE C LAND CORP., a Texas corporation, and AUSTIN 290 PROPERTIES, INC., a Texas corporation (herein individually and collectively referred to as the "Borrower"), and COMERICA BANK-TEXAS, a state banking association (herein referred to as the "Lender").

                      W I T N E S S E T H:

     WHEREAS,   Borrower,   as  Maker,  executed   that   certain
Promissory Note dated December 16, 1999, in the original principal amount of $20,000,000 U.S., in favor of and payable to the order of Lender, as Payee, which Promissory Note has been amended (including, without limitation, a reduction in the stated principal amount of such Promissory Note to $10,000,000.00 U.S. and the addition of a limited revolving feature) pursuant to that certain Amendment to Promissory Note of even date herewith executed by Borrower and Lender (together, as amended, the "Revolving Specific Advance Note"), which Revolving Specific Advance Note evidences a loan (the "Revolving Specific Advance Loan") made by Lender to Borrower in connection with and pursuant to that certain Loan Agreement dated December 16, 1999, executed by and among Borrower and Lender (the "Loan Agreement"), as amended by this Amendment; and

     WHEREAS, Borrower, as Maker, executed that certain Revolving Credit Note dated December 16, 1999, in the original principal amount of $10,000,000.00 U.S., in favor of and payable to the order of Lender, as Payee, which Revolving Credit Note has been amended (including, without limitation, an increase in the stated principal amount of such Revolving Credit Note to $20,000,000.00 U.S.) pursuant to that certain Amendment to Revolving Credit Note of even date herewith executed by Borrower and Lender (together, as amended, the "Revolving Credit Note"), which Revolving Credit Note evidences a loan (the "Revolving Credit Loan") made by Lender to Borrower in connection with and pursuant to the Loan Agreement, as amended by this Amendment (the Revolving Credit Note and the Revolving Specific Advance Note, as amended, are hereinafter collectively referred to as the "Notes", and the Revolving Credit Loan and the Revolving Specific Advance Loan are hereinafter collectively referred to as the "Loans"); and

     WHEREAS,  the  current  unpaid  principal  balance  of   the
Revolving Specific Advance Note as of the date hereof is approximately $920,839.00 (the "Current Outstanding Principal
Balance of the Revolving Specific Advance Note"); and

     WHEREAS,  the  current  unpaid  principal  balance  of   the
Revolving  Credit  Note  as of the date hereof  is  approximately
$4,434,167.00; and

     WHEREAS, the Revolving Specific Advance Note and the Revolving Credit Note are cross-defaulted and cross-collateralized, and are secured by, among other things and without limitation, the deeds of trust, assignments and other items referenced in Section 5.1 of each of the Revolving Specific Advance Note and the Revolving Credit Note, and further described in the Loan Agreement, as the same have been amended pursuant to that certain Modification Agreement of even date herewith executed by Borrower and Lender (collectively, as amended, the "Lien Instruments" or the "Security Instruments"); and

     WHEREAS, Borrower hereby acknowledges that (i) Borrower is obligated to Lender under the Notes, the Loan Agreement, the Lien Instruments and the other Loan Documents (as such term is defined in the Loan Agreement), (ii) Borrower has no defense, offset or counterclaim with respect to the sums owed to Lender under the Notes, the Loan Agreement, the Lien Instruments and the other Loan Documents, or with respect to any covenant in the Notes, the Loan Agreement, this Amendment, the Lien Instruments or any of the other Loan Documents, and (iii) Lender, on and as of the date hereof, has fully performed all obligations to Borrower which Lender may have had or has on and as of the date hereof; and

     WHEREAS, Borrower and Lender desire to enter into this Amendment in order to modify and amend certain of the terms and provisions of the Loan Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. Recitals. The recitals set forth above are true, accurate and correct, and are incorporated herein by this reference.

     2. Capitalized Terms. Any capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement, as modified hereby.

     3. Modification of Loan Agreement. Borrower and Lender hereby agree to modify the Loan Agreement as follows:

     3.1 Modification of Defined Terms. The following defined terms, as set forth in Addendum 1 of the Loan Agreement, as such terms are used in the Loan Agreement (as modified hereby), are hereby amended as follows:

          (a) "Agreement": The term "Agreement" is hereby revised to include this Amendment.

          (b) "Deeds of Trust": The term "Deeds of Trust" is hereby revised to include the Modification Agreement of even date with this Amendment, executed by Borrower and Lender, whereby the Deeds of Trust were amended as provided therein. The Deeds of Trust, as amended, shall continue in full force and effect to secure repayment of the Notes and the obligations of Borrower under the Loan Agreement and this Amendment and the other Loan Documents, as modified.

          (c) "Extension Fee": The term "Extension Fee" is hereby deleted in its entirety.

          (d) "Extension Loans": The term "Extension Loans" is hereby deleted in its entirety.

          (e) "Loan Documents": The term "Loan Documents" is hereby revised to include the Agreement (as modified by this Amendment), the Notes (as modified by the Amendment to Promissory Note and by the Amendment to Revolving Credit Note, as described in the recitals to this Amendment), the Deeds of Trust (as modified by the Modification Agreement described in subparagraph (b) above), and all other documents, instruments or agreements included within the definition of "Loan Documents" as set forth in the Loan Agreement, as such documents may have been or may hereafter be amended from time to time.

          (f) "Loan Extension": The term "Loan Extension" is hereby deleted in its entirety.

          (g) "Loans": The definition of the term "Loans" is hereby amended and replaced to read as follows:

               "'Loans'   shall   mean,  collectively,   the
               Revolving   Credit  Loan  and  the  Revolving
               Specific Advance Loan, and "Loan" shall mean any of them."

          (h) "Maximum Loan Amount": The definition of the term "Maximum Loan Amount" is hereby amended and replaced to read as follows:

               "'Maximum Loan Amount' shall mean the lesser of: (i) thirty-five percent (35%) of the fair market value of the Primary Collateral as indicated by (A) the Primary Collateral Appraisals delivered to and accepted by Bank on or prior to the date hereof, or (B) at Bank's option and Borrowers' expense, (1) newly prepared and updated Primary Collateral Appraisals acceptable to Bank effective as of the date prepared and delivered to Bank (or updates of the values presented in the Primary Collateral Appraisals previously delivered to and accepted by Bank) or (2) recertifications of the accuracy and values presented in the Primary Collateral Appraisals delivered to and accepted by Bank on or about the date hereof; provided that if the Current Outstanding Principal Balance of the Revolving Specific Advance Note is repaid such that it is reduced to $10,000 or less but the Specific Advance has not yet been funded by Bank upon and subject to the terms and conditions set forth herein, then thirty percent (30%) of the fair market value of the Primary Collateral as determined in accordance with the foregoing; or (ii) the sum of $30,000,000.00."

         (i) "Notes": The definition of the term "Notes" is hereby amended and replaced to read as follows:



              "'Notes' shall mean, collectively, whether one or more, the Revolving Credit Note and the Revolving Specific Advance Note, and
              "Note" shall mean any of them, executed and delivered by Borrowers payable to the order of Bank, evidencing the Loans, as the same may be renewed, extended, modified, increased or restated from time to time."

          3.2 Substitution of Defined Terms. The following defined terms, as set forth in Addendum 1 of the Loan Agreement, as such terms are used in the Loan Agreement (as modified hereby), are hereby amended, substituted and replaced as follows:

          (a) The term "Revolving Loan" is hereby amended, substituted and replaced to read "Revolving Credit Loan" throughout the Loan Agreement (as modified hereby), and the definition of "Revolving Loan" is hereby substituted and replaced with the following "Revolving Credit Loan" definition:

               "'Revolving Credit Loan' shall mean the  Loan
                 made, or to be made, by Bank to or for the credit of Borrowers in one or more Advances not to exceed at any one time the Revolving Credit Loan Maximum Amount, pursuant to this Agreement, the Revolving Credit Note, and the Loan Terms, Conditions and Procedures Addendum."

           (b) The term "Revolving Loan Maturity Date" is hereby amended, substituted and replaced to read "Revolving Credit Loan Maturity Date" throughout the Loan Agreement (as modified hereby), and the definition of "Revolving Loan Maturity Date" is hereby substituted and replaced with the following "Revolving Credit Loan Maturity Date" definition:

                "'Revolving Credit Loan Maturity Date' shall mean December 16, 2002, or such earlier date on which the entire unpaid principal amount of the Revolving Credit Loan becomes due and payable whether by the lapse of time, acceleration or otherwise; provided, however, if any such date is not a Business Day, then the Revolving Credit Loan Maturity Date shall be the next succeeding Business Day."

           (c) The term "Revolving Loan Maximum Amount" is hereby amended, substituted and replaced to read "Revolving Credit Loan Maximum Amount" throughout the Loan Agreement (as modified hereby), and the definition of "Revolving Loan Maximum Amount" is hereby substituted and replaced with the following "Revolving Credit Loan Maximum Amount" definition:

                "'Revolving Credit Loan Maximum Amount' shall
                mean       Twenty       Million       Dollars
               ($20,000,000.00)."

           (d) The term "Revolving Loan Note" is hereby amended, substituted and replaced to read "Revolving Credit Note" throughout the Loan Agreement (as modified hereby), and the definition of "Revolving Loan Note" is hereby substituted and replaced with the following "Revolving Credit Note" definition:

                "'Revolving  Credit  Note'  shall  mean   the
                 Revolving Credit Note dated December 16, 1999, made by Borrowers payable to the order of the Bank, as amended by that certain Amendment to Revolving Credit Note dated December 27, 2000, by and between Borrowers and Bank, as the same may be renewed, extended, modified, increased or restated from time to time."

            (e) The term "Term Loan" is hereby amended, substituted and replaced to read "Revolving Specific Advance Loan" throughout the Loan Agreement (as modified hereby), and the definition of "Term Loan" is hereby substituted and replaced with the following "Revolving Specific Advance Loan" definition:

                 "'Revolving Specific Advance Loan' shall mean the Loan made, or to be made, by Bank to or for the credit of Borrowers in no more than two (2) Advances, including only (1) the initial advance under the Revolving Specific Advance Loan which Borrowers and Lender acknowledge has already been advanced by Lender to Borrowers, of which approximately $920,839.00 currently remains outstanding as of December 27, 2000 (the "Current Outstanding Principal Balance of the Revolving Specific Advance Loan"), and (2) the Specific Advance, if made hereunder, in an amount up to but not to exceed Ten Million Dollars ($10,000,000), which Advances together shall not exceed at any one time the Revolving Specific Advance Loan Maximum Amount, pursuant to this Agreement, the Revolving Specific Advance Note, and the Loan Terms, Conditions and Procedures Addendum."

            (f) The term "Term Loan Maturity Date" is hereby amended, substituted and replaced to read "Revolving Specific Advance Loan Maturity Date" throughout the Loan Agreement (as modified hereby), and the definition of "Term Loan Maturity Date" is hereby substituted and replaced with the following "Revolving Specific Advance Loan Maturity Date" definition:

                 "'Revolving Specific Advance Loan Maturity Date' shall mean December 16, 2002, or such earlier date on which the entire unpaid principal amount of the Revolving Specific Advance Loan becomes due and payable whether by the lapse of time, acceleration or otherwise; provided, however, if any such date is not a Business Day, then the Revolving Specific Advance Loan Maturity Date shall be the next succeeding Business Day."

            (g) The term "Term Note" is hereby amended, substituted and replaced to read "Revolving Specific Advance Note" throughout the Loan Agreement (as modified hereby), and the definition of "Term Note" is hereby substituted and replaced with the following "Revolving Specific Advance Note" definition:

                 "'Revolving Specific Advance Note' shall mean that certain Promissory Note dated December 16, 1999, made by Borrowers payable to the order of the Bank, as amended by that certain Amendment to Promissory Note dated December 27, 2000, by and between Borrowers and Bank, as the same may be renewed, extended, modified, increased or restated from time to time."

          3.3 Additional Defined Terms. The following defined terms are hereby added to and made a part of Addendum 1 to the Loan
     Agreement, as such terms are used in the Loan Agreement (as modified hereby):

            (a) "Revolving Specific Advance Loan Maximum Amount" shall mean Ten Million Dollars ($10,000,000.00)."

            (b) "Specific Advance" shall mean the second (and final) Advance under the Revolving Specific Advance Loan in an amount up to but not to exceed the sum of $10,000,000 for the purposes stated in, and pursuant to the terms and conditions of, this Agreement, the Revolving Specific Advance Note, and the Loan Terms, Conditions and Procedures Addendum. The Specific Advance shall be deemed an Advance and included in the definition of "Advance" for all purposes of this Agreement."

          3.4 Modification of Capital Structure. Notwithstanding anything to the contrary in the Loan Agreement, Borrowers may repurchase
     (i) up to $10,000,000 of the outstanding common stock of Stratus, plus (ii) up to $10,000,000 of the mandatorily redeemable preferred stock of Stratus currently held by Olympus Realty;
     provided, however, that all other terms, conditions and restrictions set forth in the Loan Agreement (including, without limitation, all other terms, conditions and restrictions set forth in Sections 5.1, 5.7 and 5.8 of the Loan Agreement) shall remain in full force and effect, except to the extent modified by this Amendment.

          3.5  Deletion of Covenant Regarding Olympus Agreements.  Section
5.16 of the Loan Agreement is hereby deleted in its entirety.

          3.6  Modification of Agreements to Lend.   The first two (2)
     sentences of Section 1.1 of Addendum 2 of the Loan Agreement are hereby amended and replaced in their entirety with the following:

          "Bank  hereby agrees to lend to Borrowers  up
          to  but not in excess of (i) with respect  to
          the  Revolving  Credit  Loan,  the  Revolving
          Credit  Loan  Maximum Amount, and  (ii)  with
          respect  to  the  Revolving Specific  Advance
          Loan,  the  Revolving Specific  Advance  Loan
          Maximum Amount, and Borrowers hereby agree to
          borrow  such  sums from Bank,  all  upon  and
          subject  to the terms and provisions of  this
          Agreement,  such  sums to  be  evidenced  by,
          respectively, the Revolving Credit  Note  and
          Revolving Specific Advance Note.  Subject  to
          the  terms  and provisions of this Agreement,
          the  Notes,  and  the other  Loan  Documents,
          principal repaid on (i) the Revolving  Credit
          Loan, and (ii) the Revolving Specific Advance
          Loan  (but only for purposes of the  Specific
          Advance,   if   made   hereunder),   may   be
          reborrowed by Borrowers."

     Furthermore, the third sentence of Section 1.1 of Addendum 2 of the Loan Agreement is hereby deleted in its entirety. Except as otherwise amended as provided above, the remainder of Section
1.1 of Addendum 2 of the Loan Agreement remains intact and in full force and effect.

          3.7 Modification of Advances. Borrower and Lender hereby acknowledge that the first Advance under the Revolving Specific Advance Loan has been made by Lender to Borrower. The Specific Advance, being the second and final Advance to be made under the Revolving Specific Advance Loan, may be made by Lender to Borrower only upon and subject to the terms and conditions set forth in the Loan Agreement, as modified by this Amendment.
     Section 1.2 of Addendum 2 of the Loan Agreement, which in part governs Advances, is hereby amended and replaced with the following:

          "1.2 Advances.   The  entire  amount  of  the  Specific
               Advance under the Revolving Specific Advance Loan shall be disbursed to Borrowers in only one (1) Advance and only upon (i) repayment of the Current Outstanding Principal Balance of the Revolving Specific Advance Note, such that the Current Outstanding Principal Balance of the Revolving Specific Advance Note has been reduced to $10,000 or less, and (ii) satisfaction of all the terms and conditions set forth in this Agreement that apply to the Specific Advance (including, without limitation, the terms and conditions set forth in this Section 1.2, and Sections 1.1, 1.3, 1.4, 2.1, 2.3, 2.4, 2.5 and 2.15 of this Addendum 2, all of which are hereby deemed to apply to the Specific Advance unless otherwise agreed to by Bank). The proceeds of the Revolving Credit Loan shall be disbursed to Borrowers in one or more Advances upon satisfaction of the applicable conditions to Advances set forth in this Agreement."

          3.8 Modification of Limitation on Advances. Section 1.3 of Addendum 2 of the Loan Agreement is hereby amended and replaced with the following:

          "1.3 Limitation  on  Advances.  Under no  circumstances
               shall Bank be required to disburse (i) any proceeds of the Revolving Credit Loan that would cause the outstanding balance thereof at any one time to exceed the Revolving Credit Loan Maximum Amount, (ii) any proceeds of the Revolving Specific Advance Loan that would cause the outstanding balance thereof at any one time to exceed the Revolving Specific Advance Loan Maximum Amount, or (iii) any proceeds of either of the Loans that would cause the aggregate outstanding balance of the Loans at any one time to exceed the Maximum Loan Amount."

          3.9 Extension of Maturity Dates and Cancellation of Extension Option. The maturity dates of the Notes are extended pursuant to the terms of the Notes (as amended) and this Amendment, and the loan extension option referenced in Section 1.6 is hereby deemed to be canceled and of no further force or effect. Accordingly,
     Section 1.6 of Addendum 2 of the Loan Agreement is hereby deleted in its entirety.

          3.10 Modification of Advance Procedure. Section 2.1(c)(iii) of Addendum 2 of the Loan Agreement is hereby amended and replaced with the following:

         "(iii)    the making of such Advance will not cause (A)
          the aggregate principal amount outstanding on the Revolving Specific Advance Note to exceed the Revolving Specific Advance Maximum Amount, (B) the aggregate principal amount outstanding on the Revolving Credit Note to exceed the Revolving Credit Loan Maximum Amount, or (C) the aggregate principal amount outstanding on both the Revolving Specific Advance Note and the Revolving Credit Note to exceed the Maximum Loan Amount;"

          3.11 Modification of Voluntary Prepayment. Section 2.2 of Addendum 2 of the Loan Agreement is hereby amended and replaced with the following:

        "2.2 Voluntary Prepayment.  Borrowers may prepay all or
         part   of   the  outstanding  balance  under   the
         Revolving   Specific  Advance  Note   and/or   the
         Revolving   Credit  Note  at  any  time,   without
         premium, penalty or prejudice to the right of Borrowers to reborrow sums of the Loans under the terms of this Agreement, subject to the terms and conditions of the Loan Documents."

          3.12 Addition of Revolving Specific Advance Maximum Amount to
     Section 2.3 of Addendum 2:   Section 2.3 of Addendum 2 of the
     Loan Agreement is hereby amended and replaced with the following:

        "2.3 Maximum    Loan    Amounts   and   Reduction    of
         Indebtedness.  Notwithstanding anything  contained
        in   this  Agreement  to  the  contrary,  (i)  the
        aggregate principal amount of the Revolving Credit
        Loan at any time outstanding shall not exceed the Revolving Credit Loan Maximum Amount, and (ii) the
        aggregate   principal  amount  of  the   Revolving
        Specific Advance Loan at any time outstanding shall not exceed the Revolving Specific Advance
        Loan   Maximum   Amount.   If   either   of   said
        limitations is exceeded at any time, Borrowers shall immediately, without demand by Bank, pay to
        Bank an amount not less than such excess, or, if Bank, in its sole discretion, shall so agree, Borrowers shall provide Bank cash collateral in an amount not less than such excess, and Borrowers
        hereby   pledge  and  grant  to  Bank  a  security
        interest in such cash collateral so provided to Bank."



          3.13 Modification of Use of Proceeds of Loans. Section 2.5 of Addendum 2 of the Loan Agreement is hereby amended and replaced with the following:

       "2.5 Use of Proceeds of Loans. The proceeds of the first Advance under the Revolving Specific Advance
       Loan  (which Advance has already been made by Bank
       to Borrowers hereunder) shall be used to repay existing and outstanding Debt of Borrowers and the
       costs  and  expenses  incurred  by  Borrowers   in
       connection  with the transactions contemplated  by
       this   Agreement,  and  Borrowers  shall  promptly
       provide written evidence satisfactory to Bank that
       such  Debt has been paid and discharged, and  that
       any and all security interests, mortgages and other Liens and encumbrances securing such Debt
       have  been  fully discharged and terminated.   The
       proceeds   of  the  Specific  Advance  under   the
       Revolving   Specific   Advance   Loan,   if   made
       hereunder, shall be used solely for the purpose of repurchasing and acquiring from Olympus Realty the mandatorily redeemable preferred stock of Stratus currently held by Olympus Realty, the amount of which is estimated to be $10,000,000. Borrowers
       shall    promptly    provide   written    evidence
       satisfactory to Bank that such preferred stock has
       been  repurchased as provided above. The  proceeds
       of  the  Revolving Credit Loan shall be  used  for
       pre-development  costs,  such  as  earnest   money
       deposits,  and property improvements in connection
       with  the Land and other working capital needs  of
       Borrowers,   including   corporate   and   project
       general,   administrative  and  operating   costs,
       pursuit  costs, entitlement costs, taxes, business
       endeavors  associated  with  the  development   of
       commercial and residential real properties and for land acquisitions in accordance with the terms of
       Section 2.18 of this Addendum."

          3.14 Conditions to Subsequent Advances. The conditions precedent to subsequent Advances under the Revolving Credit Loan as set forth in Section 2.15 of Addendum 2 of the Loan Agreement shall also apply to the Specific Advance to the extent required by Lender, and shall further include payment of the fees set forth in Section 4 of this Amendment. In the event that any such condition precedent is not so satisfied but Lender elects to make the Specific Advance notwithstanding the same, such election shall not constitute a waiver of such condition and the condition shall be satisfied prior to any further Advances under the Revolving Credit Loan. In the event Borrowers are unable to satisfy any such condition, no such Advance shall have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default. Furthermore, Section 2.15(e) of Addendum
     2 is hereby amended to read as follows:

       "(e) Upon  making  the Advance on the Revolving  Credit
            Loan then requested and/or the Specific Advance (if such Advance is made hereunder), as the case may be, the amount outstanding on both the Revolving Credit Loan and Revolving Specific Advance Loan in the aggregate shall not exceed the Maximum Loan Amount."





          3.15 Modification of Additional Land Acquisitions. Section 2.18 of Addendum 2 of the Loan Agreement is hereby amended and replaced with the following:

          "2.18     Additional Land Acquisitions.  Subject to the
               satisfaction of all conditions precedent to Advances on the Revolving Credit Loan, Bank hereby agrees to make one or more Advances on the Revolving Credit Loan to Borrowers in an amount not to exceed, without prior Bank approval, (i) $3,000,000 at any one time, or (ii) $10,000,000.00 in the aggregate, for the purpose of the acquisition of fee title to real property, provided that Borrowers (i) provide Bank with information about such real property as Bank may reasonably request, (ii) execute and deliver to Bank a deed of trust, substantially in the form of the Deeds of Trust, granting to Bank a deed of trust first lien on such real property, (iii) cause the Title Company to provide Bank with a
               Title Policy insuring such deed of trust as a first lien on such real property and containing only such exceptions to title acceptable to Bank, and in an amount and otherwise on terms and conditions satisfactory to Bank, and (iv) execute and deliver to Bank its proposed disposition plan of such real property which must be reasonably satisfactory to Bank. Any and all real estate assets acquired in whole or part with Advances made under this Section are sometimes referred to as 'Section 2.18 Assets.' Notwithstanding anything in this Agreement to the contrary, such
               Section 2.18 Assets shall, for purposes of this Agreement, be deemed to be included as 'Other Collateral'; provided, however, that such Section
               2.18 Assets may be designated as part of the 'Primary Collateral' by obtaining an appraisal, an environmental audit and other documents that may be required by Bank to classify such Section 2.18 Assets as 'Primary Collateral.'"

          3.16 Modification of Application of Payments.   Notwithstanding
     anything to the contrary set forth in Section 2.20 of Addendum 2 to the Loan Agreement or in any of the other Loan Documents, so long as no Event of Default exists, all payments made on any of the Loans (including, without limitation, the application of net proceeds received from MUD Reimburseables, the application of net proceeds from the sale of Section 2.18 Assets, the application of net proceeds from the sale of Primary Collateral or Other Collateral or Partnership Distributions, the application of net proceeds from the conveyance of Primary Collateral or Other Collateral to a Related Party, and release price proceeds from any other source) shall be applied in the following manner only after such time as the Current Outstanding Principal Balance of the Revolving Specific Advance Loan has been reduced to $10,000 or less (otherwise, the provisions of such Section 2.20 shall continue to control in full force and effect):

     (1) First, such proceeds shall be applied equally (i.e. on a 50%/50% basis) to pay interest current on each of the Revolving Specific Advance Note and the Revolving Credit Note and to withhold an amount necessary to pay interest current at month end (and to establish or replenish the Interest Reserve Escrow Account);

(2) Second, such proceeds shall be applied equally (i.e. on a 50%/50% basis) to pay any other sums (other than principal) then due and payable under each of the Revolving Specific Advance Loan and the Revolving Credit Loan;
     (3) Third, such proceeds shall be applied equally (i.e. on a 50%/50% basis) to pay the outstanding principal balance then due under each of the Revolving Specific Advance Note and the Revolving Credit Note; and

     (4)  Any remaining proceeds after application pursuant to (1),
          (2) and (3) above shall be distributed to Borrowers at their discretion.

          3.17 Modification of Release Provisions. Notwithstanding anything in the Loan Agreement to the contrary, no release price will be required for the release of either Primary Collateral or Other Collateral from the lien of the Deeds of Trust in the event such Primary Collateral or Other Collateral is the subject of additional project financing by Lender pursuant to a separate loan between any Borrower and Lender, and only so long as (i) in connection with such loan, Lender has a first priority lien and security interest in such Primary Collateral or Other Collateral securing repayment of such loan, (ii) Borrower owns 100% of the Primary Collateral or Other Collateral which is the subject of such separate loan, and any and all equity in the project is funded solely by Borrower without any third-parties having any ownership or equity interest therein, and (iii) such loan is cross-defaulted and cross-collateralized with the Loans to the extent required by Lender. If the Land sought to be released as provided above is Primary Collateral, then such Primary Collateral shall be removed from the borrowing base (i.e., such Primary Collateral shall be removed from the loan-to-value calculations for purposes of determining the Maximum Loan Amount allowed hereunder). Except as modified hereby, all of the release provisions (including, without limitation, the provisions requiring payment of a release price) as set forth in the Loan Agreement will continue to apply with respect to any release of Primary Collateral or Other Collateral.

3.18 Letters of Credit.
          A. Conditions to Letters of Credit. Subject to the terms and conditions set forth below in this Section 3.19, Borrower may, prior  to the maturity date of the Notes, request Lender to issue one  or  more  letters of credit (each a "Letter of Credit",  and together  "Letters of Credit") under and as part of the Revolving
Credit   Loan,   provided  that  the  following  conditions   are
satisfied:

               (1) such Letter of Credit and any amounts to be disbursed or advanced under such Letter of Credit shall be used only for the same purposes as allowed for Advances under the Revolving Credit
Loan,  as  set  forth in Section 2.5 of Addendum 2  of  the  Loan
Agreement;

               (2) after taking into account any such Letter of Credit, the sum of (i) the then existing LC Obligations (as defined below), plus
(ii) the then outstanding principal balance of the Revolving
Credit Loan, does not (and shall at no time) exceed the Revolving
Credit Loan Maximum Amount.  Accordingly, the amount of all LC
Obligations, if any, shall be applied against the amount of Advances available to Borrower under the Revolving Credit Loan;

               (3) the expiration date of such Letter of Credit is not more than six (6) months after the maturity date of the Notes;

               (4)  such Letter of Credit shall be classified as a "Standby"
Letter   of  Credit  in  accordance  with  applicable  laws   and
regulations applicable to Lender and in accordance with the Lender's customary practices at such times for reporting to regulatory authorities;

               (5) the issuance of such Letter of Credit will be in compliance with all applicable governmental restrictions, policies, and guidelines and will not subject Lender to any cost which is not reimbursable by Borrower under the Loan Documents;

               (6) the form and terms of such Letter of Credit must be acceptable to Lender in its sole discretion;

               (7) all other conditions in this Amendment to the issuance of such Letter of Credit shall have been satisfied;

               (8)  immediately before and after the issuance of such Letter of
Credit,  no  Event  of  Default  shall  have  occurred   and   be
continuing, and no event shall have occurred which, with the passage of time or notice, could constitute an Event of Default;
and

               (9) the representations and warranties of Borrower contained in the Loan Agreement (as modified hereby) and the other Loan
Documents shall be true and correct on and as of the date of issuance of such Letter of Credit.

     Lender will honor any such request by Borrower for the issuance of a Letter of Credit if the foregoing conditions
(1) through (9) (collectively, the "LC Conditions") have been met as of the date of issuance of such Letter of Credit. Lender may choose to honor any such request for any other Letter of Credit but has no obligation to do so and may refuse to issue any other requested Letter of Credit for any reason which Lender in its sole discretion deems relevant.

     For purposes hereof, (i) the term "LC Obligations" means, at the time in question, the sum of all Matured LC Obligations plus the maximum amounts which Lender might then or thereafter be called upon to advance under all Letters of Credit then outstanding, and (ii) the term "Matured LC Obligations" means all amounts paid by Lender on drafts or demands for payment drawn or made under as purported to be under any Letter of Credit, and all other amounts due and owing to Lender under any application by Borrower for any Letter of Credit to be issued by Lender (a "LC Application"), to the extent the same have not been repaid to Lender (with the proceeds of an Advance or otherwise).

          B. Requesting Letters of Credit. Borrower must make written application for any Letter of Credit at least five (5) business days  before  the date on which Borrower desires  for  Lender  to
issue  such  Letter  of  Credit.   By  making  any  such  written
application,  Borrower shall be deemed to  have  represented  and warranted  that the LC Conditions will be met as of the  date  of issuance  of such Letter of Credit.  Two (2) business days  after the  LC  Conditions have been met (or if Lender otherwise desires to issue such Letter of Credit), Lender will issue such Letter of
Credit at Lender's office in Dallas, Texas.  If any provisions of
any   LC  Application  conflict  with  any  provisions  of   this
Amendment, the provisions of this Amendment shall govern and control.

          C.   Reimbursement and Participations.

(1) Reimbursement by Borrower. Each Matured LC Obligation shall constitute an Advance under the Revolving Credit Loan. To the extent the same has not been repaid to Lender (with the proceeds of an Advance under the Revolving Credit Loan or otherwise), Borrower promises to pay to Lender, or to Lender's order, on demand, (i) the full amount of each Matured LC Obligation, whether such obligation accrues before or after the maturity date of the Loans, together with (ii) interest thereon at a rate per annum equal to the Applicable Base Rate (as such term is defined in the Revolving Credit Note) until repaid in full; provided that after the maturity date of the Loans or following a default or an Event of Default under the Loan Agreement or the other Loan Documents, such interest shall accrue at the Default Rate (as such term is defined in the Revolving Credit Note).

(2) Letter of Credit Advances. If the beneficiary of any Letter of Credit makes a draft or other demand for payment thereunder, then Borrower may, during the interval between the making thereof and the honoring thereof by Lender, request Lender to make an Advance under the Revolving Credit Loan to Borrower in the amount of such draft or demand, which Advance shall be made concurrently with Lender's payment of such draft or demand and shall be immediately used by Lender to repay the amount of the resulting Matured LC Obligation. Such a request by Borrower shall be made in compliance with all of the provisions hereof.

          D.   Letter of Credit Fees.
In consideration of Lender's issuance of any Letter of Credit, Borrower agrees to pay to Lender a letter of credit issuance fee at a rate equal to two percent (2.0%) per annum. Each such fee will be calculated based on the term and face amount of such Letter of Credit and the above applicable rate and will be payable upon issuance. In no event shall the issuance fee be less than $500.00 for any Letter of Credit.

          E.   No Duty to Inquire.

               (1) Drafts and Demands. Lender is authorized and instructed to accept and pay drafts and demands for payment under any Letter of
Credit  without  requiring, and without responsibility  for,  any determination  as to the existence of any event  giving  rise  to said  draft,  either  at  the time of acceptance  of  payment  or
thereafter.   Lender  is under no duty to  determine  the  proper
identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any Letter of Credit, and payment by Lender to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. Borrower agrees to hold
Lender harmless and indemnified against any liability or claim in connection with or arising out of the subject matter of this section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH
LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT OWED, IN  WHOLE
OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE
CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION  OF
ANY KIND BY LENDER, provided only that Lender shall not be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

(2) Extension of Letter of Credit Maturity. If the maturity of any Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Letter of Credit is made at the request of Borrower, or if the amount of any Letter of Credit is increased at the request of Borrower, this Amendment shall be binding upon Borrower with respect to such Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby, and with respect to any action taken by Lender, or Lender's correspondents in accordance with such extension, increase or other modification.


(3) Transferees of Letters of Credit. If any Letter of Credit provides that it is transferable, Lender shall have no duty to determine the proper identity of anyone appearing as transferee of such Letter of Credit, nor shall Lender be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by Lender to any purported transferee or transferees as determined by Lender is hereby authorized and approved, and Borrower further agrees to hold Lender harmless and indemnified against any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY LENDER, provided only that Lender shall not be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

          F.   LC Collateral.

(1) Acceleration of LC Obligations. On the maturity date of the Notes, or if the Loans or either of them becomes immediately due and payable pursuant to the Loan Documents, then, unless Lender otherwise specifically elects to the contrary, all LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and Borrower shall be obligated to pay to Lender immediately an amount equal to the aggregate LC Obligations which are then outstanding. All amounts so paid shall first be applied to Matured LC Obligations and the remainder will be held by Lender as security for the remaining LC Obligations (all such amounts held as security for LC Obligations being herein collectively called "LC Collateral") until such LC Obligations become Matured LC Obligations, at which time such LC Collateral shall be applied to such Matured LC Obligations.

(2) Investment of LC Collateral. Pending application thereof, all LC Collateral shall be invested by Lender in such investments as Lender may elect. All interest on such investments shall be reinvested or applied to Matured LC Obligations. When all indebtedness evidenced by the Notes and all LC Obligations have been satisfied in full, all Letters of Credit have expired or been terminated, and all of Borrower's reimbursement obligations in connection therewith have been satisfied in full, Lender shall release any remaining LC Collateral. Borrower hereby assigns and grants to Lender a continuing security interest in all LC Collateral, all investments purchased with such LC Collateral, and all proceeds thereof to secure its Matured LC Obligations and its obligations under this Amendment, the Loan Agreement, the Notes and the other Loan Documents. Borrower further agrees that Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Texas with respect to such security interest and that an Event of Default under the Loan Agreement (as modified hereby) shall constitute a default for purposes of such security interest.

(3) Payment of LC Collateral. When Borrower is required to provide LC Collateral for any reason and fails to do so on the day when required, Lender may without notice to Borrower provide such LC Collateral (whether by transfers from other accounts maintained with Lender or otherwise) using any available funds of Borrower.



     4.   Payment of Fees.

(a) Contemporaneously with the execution and delivery of this Amendment, Borrower shall remit to Lender cash funds in the amount  of  $37,500.00, which sum shall be in payment of  and  as additional consideration for the modification and extension of the Revolving Specific Advance Loan. An additional $37,500.00 will be paid by Borrower to Lender at the time of the funding of the Specific Advance (if such advance is made hereunder), which sum shall be in payment of and further consideration for the funding of the Specific Advance.

(b) Contemporaneously with the execution and delivery of this Amendment, Borrower shall remit to Lender (i) cash funds in the amount of $75,000.00, which sum shall be in payment of and as additional consideration for the modification of the Revolving Credit Loan, and (ii) an additional amount of $50,000.00 in payment of and as additional consideration for the extension of the maturity date of the Revolving Credit Loan as set forth herein.

(c) Lender's obligation to make the Specific Advance or any further Advances under the Revolving Credit Note are and shall be subject to and further conditioned upon payment of the foregoing fees.

     5. Holliday Loan. Notwithstanding the limitations and restrictions contained in Section 5.4 of the Loan Agreement to the contrary, Lender hereby consents to an unsecured loan from Holliday Fenoglio Fowler, L.P., a Texas limited partnership ("Holliday") to Stratus Properties, Inc. ("Stratus") in a principal amount not to exceed $10,000,000 (the "Holliday Loan"), provided that the following terms, covenants and restrictions shall be satisfied and complied with at all times throughout the term of the Holliday Loan until the Loans have been repaid in full and all other obligations of Borrower under the Loan
Documents  have  been  fully satisfied: (i)  neither  the  stated
principal amount of the Holliday Loan, nor the outstanding principal balance of the Holliday Loan, shall at any time exceed $10,000,000; (ii) the proceeds of the Holliday Loan shall be used only for general corporate purposes of Stratus, including the use of such proceeds for the purpose of repurchasing the common stock of Stratus; (iii) the Holliday Loan is not and shall at no time be secured by any of the real property or other collateral securing the Loans or otherwise be secured by any Liens in contravention of any terms or provisions in the Loan Agreement (including, without limitation, Section 5.5 thereof), as modified hereby, or any of the other Loan Documents; (iv) Lender's rights to receive, use and apply any and all proceeds and other amounts as set forth in Sections 2.19 and 2.20 of Addendum 2 and elsewhere in the Loan Agreement (as modified hereby) shall continue in full force and effect and shall not be affected in any manner by the Holliday Loan, and Holliday (and any subsequent holder of the Holliday Loan) shall have no rights to the receipt of any such proceeds, and Borrower shall not utilize any of such proceeds for repayment of or application to any of the indebtedness evidenced by the Holliday Loan except to the extent permitted by Section 2.20 of Addendum 2 of the Loan Agreement (as modified hereby); (v) without the prior written approval of
Lender, no proceeds of the Loans shall be used by Borrower to repay any principal or other amounts then outstanding under the Holliday Loan, except that proceeds of the Revolving Credit Loan may be used by Borrower for the repayment of ordinary interest then due and payable under the Holliday Loan so long as no Event of Default exists and is continuing under the Loan Agreement (as modified hereby) or the other Loan Documents; (vi) without Lender's written consent, Stratus and Borrower shall not prepay any principal portion of the indebtedness under the Holliday Loan during the first eighteen (18) months of the term of the Holliday Loan; and (vii) the promissory note, loan agreement and other loan documents (if any) executed in connection with the Holliday Loan shall be on terms consistent with the foregoing and otherwise on terms reasonably acceptable to Lender, and shall not, without Lender's written consent, be amended or modified in any manner that (a) conflicts with any of the foregoing terms, covenants and restrictions, (b) increases the principal amount of the Holliday Loan to more than $10,000,000, or (c) would cause a default or an event of default under the Loan Agreement (as modified hereby) or any of the other Loan Documents. Lender hereby consents that Holliday may assign its interest in the Holliday Loan to American Select Portfolio Inc., a Minnesota corporation, so long as the foregoing terms are complied with. Borrower shall promptly provide Lender with a copy of any notice of default received by Stratus or Borrower from Holliday (or the then holder of the Holliday Loan) or delivered by Stratus or Borrower to Holliday (or the then holder of the Holliday Loan), in connection with the Holliday Loan. Any failure of Borrower or the Holliday Loan to comply with any of the foregoing conditions, covenants and restrictions set forth in items (i) through (vii) above shall be an Event of Default under the Loan Agreement (as modified hereby) and the other Loan Documents. Any default or event of default under the Holliday Loan which continues beyond any applicable grace or cure period thereunder shall also constitute an Event of Default under the Loan Agreement (as amended hereby) and the other Loan Documents.

     6. Title Insurance. Contemporaneously with the execution and delivery hereof, the Borrower shall cause the Title Company to issue with respect to the mortgagee title policy previously issued to Lender in connection with the Loans (the "Title Policy"), the standard Texas Form T-38 Endorsement pursuant to Rule P-9B(3) of the Basic Manual of Rules, Rates and Forms for the Writing of Title Insurance in the State of Texas (the "Title Manual"), and the Standard Texas Form T-33 Endorsement pursuant to Rule P-9B(6) of the Title Manual, all acceptable to Lender, confirming that the Title Policy has not been reduced or terminated by virtue of the terms and provisions of this Amendment and the other Loan Modification Documents (as defined below).

     7. Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Loan
Documents.   Borrower hereby acknowledges, agrees and  represents
that (i) Borrower is indebted to Lender pursuant to the terms of the Notes as modified; (ii) the liens, security interests and assignments created and evidenced by the Security Instruments are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Security Instruments; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of  the Security Instruments or the other Loan Documents, and the
other   obligations  created  or  evidenced   by   the   Security
Instruments  or  the other Loan Documents; (iv) Borrower  has  no claims,  offsets, defenses or counterclaims arising from  any  of
Lender's   acts  or  omissions  with  respect  to  the  Mortgaged
Property, the Security Instruments or the other Loan Documents or Lender's performance under the Security Instruments or the other Loan Documents or with respect to the Mortgaged Property; (v) the representations and warranties of Borrower contained in the Loan Agreement, the Security Instruments and the other Loan Documents are and remain true and correct as of the date hereof; and (vi) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Loan Documents.

     8. No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Amendment shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Notes or the other Loan Documents.

     9. Effectiveness of the Security Instruments. Except as expressly modified by the terms and provisions of this Amendment, the Amendment to Promissory Note referenced above, the Amendment to Revolving Credit Note referenced above, and the Modification Agreement referenced above (collectively, the "Loan Modification Documents"), each of the terms and provisions of the Loan Agreement, the Notes, the Security Instruments and the other Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Security Instruments to the Loans, the amounts constituting the Loans, any defined terms, or to any of the other Security Instruments shall be deemed, from and after the date hereof, to refer to the Loans, the amounts constituting the Loans, defined terms and to the Notes, the Loan Agreement, the Lien Instruments and such other Loan Documents, as modified by the Loan Modification Documents.

     10. Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and
recordation   of   the  Loan  Modification  Documents   and   the
consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums or other charges of the Title Company, and reasonable fees and expenses of legal counsel to Lender.

     11. Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the  Loans or the Loan Documents as shall be reasonably requested by  Lender  so as to evidence or effect the terms and  provisions
hereof.   Upon  Lender's  request, Borrower  shall  cause  to  be
delivered to Lender an opinion of counsel, satisfactory to Lender as to form, substance and rendering attorney, opining to (i) the validity and enforceability of this Amendment and the other Loan Modification Documents and the terms and provisions hereof and thereof, and any other agreement executed in connection with the transaction contemplated hereby; (ii) the authority of Borrower, and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Loan Documents, as modified by the Loan Modification Documents; and (iii) such other matters as reasonably requested by Lender.

     12. Severability. If any clause or provision of this Amendment is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Amendment shall not be affected thereby, and that in lieu of each such clause or provision of this Amendment that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable

     13. Borrower's Reaffirmation. Borrower hereby reaffirms all of its obligations under the Notes (as amended), the Loan Agreement
(as amended hereby), the Lien Instruments (as amended) and the other Loan Documents, and acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Notes (as amended), the Loan Agreement (as amended hereby), the Lien Instruments (as amended) or the other Loan Documents.

     14. Continuing Effect; Ratification. Except as expressly amended and modified by this Amendment, the Loan Agreement shall remain unchanged and in full force and effect. The Loan Agreement, as modified by this Amendment, and all documents, assignments, transfers, liens and security rights pertaining to it, are hereby ratified, reaffirmed and confirmed in all respects as valid, subsisting and continuing in full force and effect. The Loan Agreement and this Amendment shall together comprise the Loan Agreement with respect to the Loans.

      15. No Waiver. The execution and delivery of this Amendment shall in no way be deemed to be a waiver by Lender of any default or potential default by Borrower under the Loan Agreement or the other Loan Documents or of any rights, powers or remedies of Lender under the Loan Agreement or the other Loan Documents, and shall in no way limit, impair or prejudice Lender from exercising any past, present or future right, power or remedy available to it under the Loan Agreement and the other Loan Documents.

      16. No Novation. It is the intent of the parties that this Amendment shall not constitute a novation and shall in no way limit, diminish, impair or adversely affect the lien priority of the Lien Instruments. All of the liens and security interests securing the Loans, including, without limitation, the liens and security interests created by the Lien Instruments, are hereby ratified, reinstated, renewed, confirmed and extended to secure the Loans and the Notes as modified.

     17. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of Borrower and Lender, and their respective successors and assigns.

     18. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

     19. Counterpart Execution. This Amendment may be executed in any number of counterparts, each of which shall be deemed an
original,  but  together  shall  constitute  one  and  the   same
instrument.

     20. Notice of Final Agreement. This Amendment is the entire agreement between the parties with respect to modifications of
documents   provided   for  herein  and  supersedes   all   prior
conflicting    or   inconsistent   agreements,    consents    and
understandings relating to such subject matter.

     THE NOTES, THE LOAN AGREEMENT, THIS AMENDMENT, THE LIEN INSTRUMENTS AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN PARTIES.



                    [SIGNATURE PAGES FOLLOW]

     IN  WITNESS WHEREOF, Borrower and Lender have executed  this
Amendment to be effective as of the Amendment Date.



                              BORROWER:

                              STRATUS PROPERTIES INC.,
                              a Delaware corporation



                              By:    /s/ William H. Armstrong, III
                                  -----------------------------------
                              Name:      William H. Armstrong, III
                              Title:  Chairman of the Board, President
                                        and Chief Executive Officer





                              STRATUS PROPERTIES OPERATING CO.,
                              L.P.,
                              a Delaware limited partnership



                              By:     STRS L.L.C.,
                                   a Delaware limited liability company,
                                   General Partner


                                   By:     Stratus Properties Inc.,
                                      a Delaware corporation,
                                      Sole Member



                                      By:   /s/ William H. Armstrong III
                                           -----------------------------
                                      Name:    William H. Armstrong, III
                                      Title: Chairman of the Board, President
                                              and Chief Executive Officer





                              CIRCLE C LAND CORP.,
                              a Texas corporation



                                     By:  /s/ William H. Armstrong III
                                        ------------------------------
                                   Name:   William H. Armstrong, III
                                  Title:         President





                              AUSTIN 290 PROPERTIES, INC.,
                              a Texas corporation



                                    By:  /s/ William H. Armstrong III
                                       -------------------------------
                                  Name:   William H. Armstrong, III
                                 Title:        President





                              LENDER:

                              COMERICA BANK-TEXAS,
                              a state banking association



                                  By: /s/ Shery R. Layne
                                     --------------------------
                                Name:     Shery R. Layne
                               Title:   Senior Vice President




               AMENDMENT TO REVOLVING CREDIT NOTE
               AMENDMENT TO REVOLVING CREDIT NOTE


     This AMENDMENT TO REVOLVING CREDIT NOTE (this "Amendment") is made and entered into to be effective as of December 27, 2000 (the "Amendment Date"), by and among STRATUS PROPERTIES INC., a Delaware corporation, STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership, CIRCLE C LAND CORP., a Texas corporation, and AUSTIN 290 PROPERTIES, INC., a Texas corporation (herein individually and collectively referred to as the "Borrower"), and COMERICA BANK-TEXAS, a state banking association (herein referred to as the "Lender").

                      W I T N E S S E T H:

     WHEREAS, Borrower, as Maker, executed that certain Revolving Credit Note (the "Note") dated December 16, 1999, in the original principal amount of $10,000,000 U.S., in favor of and payable to the order of Lender, as Payee, which Note evidences a loan ("Loan") made by Lender to Borrower in connection with and pursuant to that certain Loan Agreement dated December 16, 1999, executed by and among Borrower and Lender, as amended by that certain Amendment to Loan Agreement of even date herewith by and among Borrower and Lender (together, as amended, the "Loan Agreement"); and

     WHEREAS, the Note is secured by, among other things and without limitation, the deeds of trust, assignments and other items referenced in Section 5.1 of the Note (collectively, the "Lien Instruments"); and

     WHEREAS, the current unpaid principal balance of the Note as of the date hereof is approximately $4,434,167.00; and

     WHEREAS, Borrower hereby acknowledges that (i) Borrower is obligated to Lender under the Note, the Lien Instruments and the other Loan Documents (as such term is defined in Section 5.1 of the Note), (ii) Borrower has no defense, offset or counterclaim with respect to the sums owed to Lender under the Note, the Lien Instruments and the other Loan Documents, or with respect to any covenant in the Note, this Amendment, the Lien Instruments or any of the other Loan Documents, and (iii) Lender, on and as of the date hereof, has fully performed all obligations to Borrower which Lender may have had or has on and as of the date hereof; and

     WHEREAS, Borrower and Lender desire to enter into this Amendment in order to modify and amend certain of the terms and provisions of the Note as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. Recitals. The recitals set forth above are true, accurate and correct, and are incorporated herein by this reference.

2. Capitalized Terms. Any capitalized terms not defined herein shall have the meaning ascribed to them in the Note.
     3. Modification of Note. Borrower and Lender hereby agree to modify the Note as follows:

          3.1 Modification of Principal Amount of the Note. Borrower and Lender hereby acknowledge that the current outstanding principal balance of the Note as of the date hereof is approximately $4,434,167.00, and Borrower and Lender hereby agree to modify and
     increase  the  face  principal  amount  of  the  Note   from
     $10,000,000.00 U.S. to $20,000,000.00 U.S.  Accordingly, (i) the
     face principal amount of the Note of "$10,000,000.00 U.S." as indicated in the top left-hand corner on the first page of the
     Note is hereby amended to be increased to the sum of "$20,000,000.00 U.S.", and (ii) the principal sum of the Note of "TEN MILLION AND NO/100 DOLLARS ($10,000,000.00)" in Section 1.1
     of the Note is hereby amended to read "TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00)".

3.2 Revolving Nature of the Note. The Note shall continue as a revolving promissory note, such that, prior to the Maturity Date, a portion of the principal balance of the Note which has been repaid may be reborrowed; provided, however, that the following conditions are satisfied: (i) no default or event of default exists and is continuing under the Note or any of the other Loan Documents; (ii) the outstanding principal balance of the Note does not at any time (and shall at no time) exceed the sum of $20,000,000; and (iii) all additional terms and conditions set forth in the Note and the Loan Agreement with respect to Advances under the Note shall have been satisfied.
          3.3 Extension of Maturity Date and Cancellation of Extension Option. The maturity of the Note is hereby extended to December 16, 2002, and the Extension Option is hereby deemed to be canceled and of no further force or effect. Accordingly, (i) the definition of "Extension Option" contained in Section 2.3 of the
     Note is hereby deleted in its entirety, and (ii) the definition of "Maturity Date" contained in Section 2.3 of the Note is hereby amended and replaced in its entirety with the following:

          "'Maturity  Date'  shall  mean  December  16,
          2002;  subject,  however,  to  the  right  of
          acceleration  as  herein  provided   and   as
          provided  elsewhere  in  the  Loan  Documents
          (hereinafter defined)."

          3.4 Modification of Applicable Base Rate. The definition of "Applicable Base Rate" as set forth in Section 2.3 of the Note is hereby amended to read as follows:

          "'Applicable Base Rate' shall mean the lesser
          of  (a)  the Base Rate from time to  time  in
          effect plus one percent (1.0%) per annum,  or
          (b)   the   Maximum  Lawful  Rate;  provided,
          however,  that upon repayment of the  Current
          Outstanding   Principal   Balance   of    the
          Revolving  Specific  Advance  Note  (as  such
          Current  Outstanding  Principal  Balance   is
          defined  in  the  Revolving Specific  Advance
          Note,  as  amended)  such  that  the  Current
          Outstanding   Principal   Balance   of    the
          Revolving  Specific  Advance  Note  has  been
          reduced  to  $10,000.00  or  less,  then  the
          Applicable  Base  Rate for purposes  of  this
          Note  shall mean the lesser of (a)  the  Base
          Rate   from  time  to  time  in  effect  plus
          one-half of one percent (.50%), or (b) the Maximum Lawful Rate. Fluctuations in the
          Applicable Base Rate shall become effective immediately, without necessity for any notice whatsoever."

          3.5 Modification of Applicable LIBOR Rate. The definition of "Applicable LIBOR Rate" as set forth in Section 2.3 of the Note is hereby amended to read as follows:

          "'Applicable  LIBOR  Rate'  shall  mean   the
          lesser  of (a) the rate of interest equal  to
          the  Adjusted  LIBOR Rate in effect  for  the
          subject  Interest Period plus  three  percent
          (3.0%)  or  (b)  the  Maximum  Lawful   Rate;
          provided, however, that upon repayment of the
          Current Outstanding Principal Balance of  the
          Revolving  Specific  Advance  Note  (as  such
          Current  Outstanding  Principal  Balance   is
          defined  in  the  Revolving Specific  Advance
          Note,  as  amended)  such  that  the  Current
          Outstanding   Principal   Balance   of    the
          Revolving Specific Advance Note has been reduced to $10,000.00 or less, then the Applicable LIBOR Rate for purposes of this Note shall mean the lesser of (a) the rate of interest equal to the Adjusted LIBOR Rate in effect for the subject Interest Period plus two and one-half of one percent (2.50%) or
          (b) the Maximum Lawful Rate."

          3.6 Definition of Loan Agreement. The definition of "Loan Agreement" as set forth in Section 2.3 of the Note is hereby amended to add the following clause at the end of such definition:

          ", as amended by that certain Amendment to Loan Agreement dated as of December 27, 2000, by and between Maker, as borrower, and Payee, as lender."

          3.7 Definition of $20,000,000.00 Term Note. The definition of "$20,000,000.00 Term Note" as set forth in Section 2.3 of the
     Note is hereby deleted and amended to read as follows:

          "'Revolving Specific Advance Note' shall mean
          the  Promissory Note dated December 16, 1999,
          executed  by  Maker  in favor  of  Payee,  as
          amended   by   that  certain   Amendment   to
          Promissory  Note  dated as  of  December  27,
          2000,  executed  by  and  between  Maker  and
          Payee, which Revolving Specific Advance  Note
          (as    amended)   is   cross-defaulted    and
          cross-collateralized with this Note."

          3.8  Modification of Payment Schedule.  Section 3.1(b) of the
     Note is hereby deleted in its entirety.









          3.9  Modification of Prepayment Provisions.  Section 3.6 of the
     Note is hereby amended and replaced with the following:

          "3.6 Prepayment. Maker shall have the right to prepay without premium or penalty, subject to the other terms and conditions in this Note, any principal then outstanding under this Note but must also pay the amount of then accrued but unpaid interest on the amount of principal being so repaid. Any partial prepayments of principal shall be applied in inverse order of maturity to the last maturing installment(s) of principal. Notwithstanding anything to the contrary set forth in this Section 3.6, to the extent Maker should attempt to effectuate a prepayment of all or any portion of a LIBOR Rate Tranche, then any such prepayment may be effectuated only on the last day of the then current Interest Period applicable to such LIBOR Rate Tranche, provided, however Maker may prepay a LIBOR Rate Tranche provided the compensation called for in Section 3.8 below is also paid simultaneously with the LIBOR Rate Tranche prepayment."

     4. Borrower's Reaffirmation. Borrower hereby reaffirms all of its obligations under the Note (as amended hereby), the Lien Instruments and the other Loan Documents, and acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Note (as amended hereby), the Lien Instruments or the other Loan Documents.

     5. Continuing Effect; Ratification. Except as expressly amended and modified by this Amendment, the Note shall remain unchanged and in full force and effect. The Note, as modified by this Amendment, and all documents, assignments, transfers, liens and security rights pertaining to it, are hereby ratified, reaffirmed and confirmed in all respects as valid, subsisting and continuing in full force and effect. The Note and this Amendment shall together comprise the Note evidencing the Loan.

6. No Waiver. The execution and delivery of this Amendment shall in no way be deemed to be a waiver by Lender of any default or potential default by Borrower under the Note or the other Loan Documents or of any rights, powers or remedies of Lender under the Note or the other Loan Documents, and shall in no way limit, impair or prejudice Lender from exercising any past, present or future right, power or remedy available to it under the Note and the other Loan Documents.
     7. No Novation. It is the intent of the parties that this Amendment shall not constitute a novation and shall in no way limit, diminish, impair or adversely affect the lien priority of the Lien Instruments. All of the liens and security interests securing the Loan, including, without limitation, the liens and security interests created by the Lien Instruments, are hereby ratified, reinstated, renewed, confirmed and extended to secure the Loan and the Note as modified hereby.

     8. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of Borrower, Lender and any subsequent holder of the Note, and their respective successors and assigns.

9. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.
     10. Counterpart Execution. This Amendment may be executed in any number of counterparts, each of which shall be deemed an
original,  but  together  shall  constitute  one  and  the   same
instrument.

     11. Notice of Final Agreement. This Agreement is the entire agreement between the parties with respect to modifications of
documents   provided   for  herein  and  supersedes   all   prior
conflicting    or   inconsistent   agreements,    consents    and
understandings relating to such subject matter.

     THE NOTE, THIS AMENDMENT, THE LOAN AGREEMENT, THE LIEN INSTRUMENTS AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN PARTIES.



                    [SIGNATURE PAGES FOLLOW]

     IN  WITNESS WHEREOF, Borrower and Lender have executed  this
Amendment to be effective as of the Amendment Date.



                              BORROWER:

                              STRATUS PROPERTIES INC.,
                              a Delaware corporation



                                By: /s/ William H. Armstrong III
                                    --------------------------------
                              Name:    William H. Armstrong, III
                              Title: Chairman of the Board, President
                                       and Chief Executive Officer





                              STRATUS PROPERTIES OPERATING CO.,
                              L.P.,
                              a Delaware limited partnership



                              By:  STRS L.L.C.,
                                   a Delaware limited liability company,
                                   General Partner


                                   By:  Stratus Properties Inc.,
                                        a Delaware corporation,
                                        Sole Member



                                   By:     /s/ William H. Armstrong III
                                         -------------------------------
                                   Name:   William H.Armstrong, III
                                   Title:  Chairman of the Board,President
                                            and Chief Executive Officer

                              CIRCLE C LAND CORP.,
                              a Texas corporation



                                   By:    /s/ William H. Armstrong III
                                         ------------------------------
                                   Name:     William H. Armstrong, III
                                   Title:    President





                              AUSTIN 290 PROPERTIES, INC.,
                              a Texas corporation



                              By:   /s/ William H. Armstrong III
                                   -------------------------------
                              Name:     William H. Armstrong, III
                              Title:    President





                              LENDER:

                              COMERICA BANK-TEXAS,
                              a state banking association



                              By:  /s/ Shery R. Lane
                                  -----------------------
                              Name: Shery R. Lane
                              Title: Senior Vice President